IMMUDYNE

2 Year Business Plan
2014 - 2015

Presented January 2014

Disclaimer

This Presentation includes and is based, inter alia, on forward-looking information and statements that are subject to risks and uncertainties that could cause actual results to differ. These statements and this Presentation are based on current expectations, estimates and projections, which generally are identifiable by statements containing words such as “expects”, “believes”, “estimates” or similar expressions. Important factors that could cause actual results to differ materially from those expectations include, among others, general economic and industry conditions in markets which are expected to be major markets for Immudyne, Inc.’s products, as well as risks and uncertainties related to product development, regulatory approvals, commercial partnerships, the outcome of intellectual property rights litigation and the competitive situation.

Although Immudyne, Inc. believes that its expectations and the Presentation are based upon reasonable assumptions, it can give no assurance that those expectations will be achieved or that the actual results will be as set out in the Presentation. Immudyne, Inc. is making no representation or warranty, expressed or implied, as to the accuracy, reliability or completeness of the Presentation, and neither Immudyne, Inc. nor any of its directors, officers or employees will have any liability to you or any other persons resulting from your use of the information contained herein.

This Presentation was prepared upon special request and the information contained within will not be updated in this Presentation. The following slides should be read and considered in connection with other information provided by the company.

No shares of Immudyne, Inc. are being offered in connection with this Presentation and no such shares have been registered under the U.S. Securities Act of 1933, as amended (the "Act"), and such shares may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Act.

Company Snapshot: December 2013

IMMUDYNE, Inc.	OTCQB:IMMD
Shares Outstanding	29.4 Million
Industries	Wellness & Biopharmaceutical
Strategic Focus	Naturally Powerful Immune Support
Proprietary Ingredients	PURACERE: nutritional applications NAYAD: skincare applications SGM: skincare applications
FDA Status	GRAS status
Brand Umbrella	iNR Products
Target Markets	Wellness/Fitness, Energy, Skincare
Product Availability	iNR Products: currently online only (www.iNRStart.com) NAYAD: online and ingredient in major cosmetic retailer SGM: major cosmetic retailer only

About IMMUDYNE

IMMUDYNE is a science-based, immune health and wellness company that researches, manufactures, and sells naturally powerful immunomodulators

2013 MILESTONES

- Recruited industry-established, Chief Marketing Officer, Karen Kingston
- Repositioned company as an immune health and wellness company with an expanded product portfolio and pipeline targeting multiple, $multibillion markets
- Manufacturing capabilities now able to produce ~$50mm in product annually
- Established iNR products in November 2013 with live online store www.iNRStart.com
- Signed top celebrity and professional athlete PR firm, Indra PR www.indraPR.com
- Signed Memorandum of Understanding with Adiuvo Investment for R&D and global commercialization partnership with Adiuvo Investment (formal Agreement to be signed early in 2014)
- Established relationships with physicians and physician networks for product distribution
- Achieved 2013 revenues of $800K

OPPORTUNITY HIGHLIGHTS

- Tremendous opportunity to educate US and global customers on the immune system's direct effects on inflammation, energy levels, metabolism, physical appearance, biological responses, and even mood
- Unique US dilemma of ***over-nourishing*** *and* ***over-spending*** on wellness and anti-aging 'solutions' while experiencing increasing rates of disease and obesity
  - ~$260 billion spent on prescriptions
  - ~$60 billion spent on fitness and weight loss
  - ~$20 billion on cosmeceuticals and anti-aging
  - ~$15 billion on dietary (nutritional) supplements
  - ~$10 billion energy drink market
- iNR products contain proprietary, clinically proven, doctor-recommended immune support ingredients (PURACERE, NAYAD, or SGM) with FDA GRAS status
- New iNR products are custom formulated to address target our customers' immune health needs across multiple, $multibillion US markets
- Global licensing opportunities w/proprietary ingredients PURACERE, NAYAD, SGM

IMMUDYNE

2014 Commercial Snapshot

Market Focus

Proprietary Ingredients

Product Brands

Primary 2014 Market Focus

Dietary (Nutritional) Supplements (DSP)

- Approximate $15B US DSP Market will significantly increase over the next several years
- $60 billion spent on fitness and weight loss
- Many Americans are 'over-nourished' and many multivitamins are adding nutrients not needed by the American body
- iNR products strengthens the innate immune system to counteract the debilitating health effects of stressors, lifestyle choices, and natural aging process
- iNR products cater to the wellness lifestyle choices of health conscious customers across various market segments
- One-tenth% of the US DSP market is approximately $15mm

These statements are based on management's current expectations, estimates, and forecasts. These forward-looking statements are subject to important assumptions, risks and uncertainties, which are difficult to predict and therefore the actual results may be materially different from those discussed.

1.National Institute of Health. Americans Spent $33.9 Billion Out-of-Pocket on Complementary and Alternative Medicine. July 2009.

Proprietary Active Ingredient: PURACERE

Derived from *Saccharomyces cerevisiae*, PURACERE is the purist yeast beta-1,3/1,6-D-glucan available and clinically proven to support immune health

Hundreds of clinical studies confirm that yeast beta-1,3/1,6-D-glucans are powerful activators of the immune response

- Stimulates immune system cell count, new tissue growth, and wound healing
- Activate neutrophils, B-lymphocytes, T-helper cells, NK1 cells, macrophages
- Reduces inflammation, the underlying cause of chronic disease, including asthma, cardiovascular disease, arthritis, diabetes, et al.
- Potent antioxidant activities to assist in the body's natural detoxification process
- Recent studies demonstrate significant adaptive immunomodulating effects

PURACERE is the proprietary active ingredient found in the iNR Brand nutritional supplement lines

iNR Brand Products

Fitness Focused


EXPERIENCE
iNR STRENGTH
A healthy immune system can help improve your
Recovery Time
Energy Level
Metabolic Function
Pulmonary Function
10 DAY SUPPLY
10 Capsules | Dietary Supplement

iNR Strength
MSRP: **$50**

Wellness


EXPERIENCE
iNR WELLNESS
PURACERE + VCx
DOCTOR RECOMMENDED IMMUNE SUPPORT
A healthy immune system can help improve your
Overall Health
Energy Level
Biological Responses
Cognitive Function

iNR Wellness
MSRP: **$75**

Advanced Support


EXPERIENCE
iNR WELLNESS MD
DOCTOR RECOMMENDED IMMUNE SUPPORT
A healthy immune system can help improve your
Overall Health
Energy Level
Biological Responses
Cognitive Function

iNR Wellness MD
MSRP: **$90**

iNR START

RECOMMENDED BY HEALTH & WELLNESS EXPERTS

	Customers	Communications	Distribution
iNR STRENGTH	Fitness Focused Weight Loss $60B year spent >50% of DSP market	**Q1**: PR announcements, spokespeople aligned, grassroots, social media **Q2**: press coverage, Free 10-day trial, ads, strategic retail distribution	Online Fitness trainers Fitness centers
iNR WELLNESS	Wellness conscious Career focused	**Q1**: PR announcements, grassroots **Q2**: press coverage, Free 10-day trial, in office promotions (DTP)	Online MD offices Nutritionists
iNR WELLNESSMD	Advanced age Health compromised Seeing MD regularly	**Q1**: PR announcements, grassroots **Q2**: press coverage, in office promotions (DTP)	Online MD offices


iNR START
RECOMMENDED BY HEALTH & WELLNESS EXPERTS
HOME
iNR Products
FAQs
About
Contact Us
My Account
Checkout
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Search...
Cart is empty
Doctor Recommended
Immune Support
OVERALL HEALTH
ENERGY LEVEL
BIOLOGICAL RESPONSES
START NOW
Start Today
Recommended by Health and Wellness Experts
FITNESS
WELLNESS
ADVANCED SUPPORT
iNR Strength - 30ct Bottle
$50.00
Add to Cart
iNR Wellness - 60ct Bottle
$75.00
Add to Cart
iNR Wellness MD - 60ct Bottle
$90.00
Add to Cart
Free Shipping
FREE SHIPPING on all orders over $100.
Take advantage of this limited time offer TODAY!
Continental US only. Not valid with other promotions, orders will be shipped via FedEx Ground.
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iNR START
RECOMMENDED BY HEALTH & WELLNESS EXPERTS
HOME
iNR Start Products
FAQs
About
Contact Us
My Account
Checkout
Log In
Search...
Cart is empty
Is your immune system
affecting your work performance?
OVERALL HEALTH
FOCUS
ENERGY LEVEL
MOOD
LEARN MORE
Start Today
Recommended by Health and Wellness Experts
FITNESS
WELLNESS
ADVANCED SUPPORT
iNR Strength - 30ct Bottle
$50.00
Add to Cart
iNR Wellness - 60ct Bottle
$75.00
Add to Cart
iNR Wellness MD - 60ct Bottle
$90.00
Add to Cart
Free Shipping
FREE SHIPPING on all orders over $100.
Take advantage of this limited time offer TODAY!
Continental US only, Not valid with other promotions, orders will be shipped via FedEx Ground.
VISA
PayPal
Newsletter
Subscribe via RSS
Subscribe to our newsletter to stay up to date on the latest product releases and promotions.
Enter your email address
Subscribe

Campaign Snapshot: Fitness


iNR STRENGTH
TRANSFORMATION STARTS WITHIN
Recommended by Health and Wellness Experts
"I recommend iNR Strength to my clients to improve their performance. Personally, I felt more energy during my workouts. I also noticed an improvement in my speed and endurance."
Raul Rodriguez - Hollywood, CA
Celebrity / Pro Athlete Fitness Coach
EXPERIENCE
iNR STRENGTH
Order iNR STRENGTH Today
Go to www.iNRStart.com


iNR STRENGTH
PURACERE + VBx + VCx
Improve Your
ENERGY LEVEL
RECOVERY TIME
LEAN MUSCLE
METABOLISM
Order iNR STRENGTH Today
Go to www.iNRStart.com

2013 Key Insights

Peri-/post- alcohol consumption product (PFI)

- Branding was embraced by consumers, retailers, and media partners
- Consumer feedback on product was very positive with recommendation to take product at end of the night
- Potential retail partners and investors requested clinical testing
- Strategic decision to conduct clinical testing on PFI prior to full-commercial launch

US DSP line

- iNR brand was embraced by consumers, physicians, media partners, and potential retailers and spokespeople
- Due to unforeseen manufacturing delays, iNR products availability were significantly delayed
- IMMD began signing agreements with iNR partners in Q4 2013 and have many individuals and organizations eager to be part of the brand

Financial State of Business/Forecast

Immudyne achieved revenues of over $800K with the majority of sales from our wholesale customers.

Due to unforeseen delays in manufacturing, along with market and physician feedback to conduct clinical research on the PFI product, Immudyne experienced delays in its DSP product launches and will be modifying our 2014 forecast.

- Retail sales of our dietary supplement products (iNR products) commenced in December, 2013
- Retail sales of the skin care line began to increase in Q4, with projected growth continuing through 2014
- It is important to note that one-tenth of a 1% of the growing $15B US DSP market alone will result in approximately $15mm over the next two years
- Immudyne believed the foundation is in place to continue to grow and expand the company to achieve $15mm in sales over the next 24 months
- Immudyne will submit an adjusted forecast in Q2 of 2014

IMMUDYNE

Addendum

Company Overview

IMMUDYNE is a science-based, immune health & wellness company with offices in NY, CA, & KY

- IMMUDYNE manufactures and sells proprietary, clinically researched, doctor-recommended, yeast beta-1, 3 / 1, 6-D-glucan nutritional supplements and topical skin care products

  (PURACERE, NAYAD, SGM)
- Our state of the art, cGMP compliant manufacturing facility can produce ~$50mm of product annually






Established in Clinical Experience and Safety

- PURACERE primes the innate immune response to defend against the underlying cause of many chronic diseases, acute conditions, and the aging process[1,2]
- In a clinical study PURACER improved overall well-being and increased WBC, hemoglobin, and platelet counts in patients undergoing chemotherapy (n=20)[2]
- In a clinical study, PURACERE eliminated relapse of breast, ovarian, and cervical cancer[3]
- In a separate study, PURACERE significantly extended survival in post-op, in-op, patients with terminal cancer[3]
- PURACERE is the proprietary active ingredient found in the iNR Brand nutritional supplement lines

1.Data on file. 2.Weitberg A. A Phase I/II Trial of Beta-1,3/1,6-D-Glucan in the Treatment of Patients with Advanced Malignancies Receiving Chemotherapy. *Jrnl of Exper & Clinical Canc Rsch.* Sept 19 2008, 27:40.
3.Ueno H. Beta-1,3-D-Glucan, its Immune Effect and its Clinical Use. *Jap Jrnl Soc Term Sytm Dis.* 2000.6:151-154.

IMMUDYNE

Clinical Data Indicated an Improvement of Survival in Terminal Cancer Patients taking PURACERE


Effect on Survival in Terminal Patients
Survival Rate
100%
80%
60%
40%
20%
0%
Day 1
Month 3
Month 6
PuraCere
n=54
Control
n=45

Study Design: 99 relapsed, post-surgical, inoperable patients given ≤3 months to live. 54 were given Puracere 5mg/TID (15mg/day). 45 were not treated/control

- In a clinical trial, 65% of patients who receive PuraCere survived more than 3 months
  - 43% survived more than 6 months
- Only 4% of control survived 3 months and none survived past 6

1 .Ueno H. Beta-1,3-D-Glucan, its Immune Effect and its Clinical Use. *Jap Jrnl Soc Term Sytm Dis*.2000.6:151-154.

Clinical Data Indicated a Decrease in the Incidence of Relapse after Cancer Surgery in Patients Taking PURACERE


Incidence of Relapse Post Surgery
in Stage 2 Cancer Patients
NO RELAPSE 20M post
surgery with PuraCere
22% of control
relapsed by M15
Number of Patients
28
25
22
19
16
13
10
Month 3
Month 6
Month 9
Month 12
Month 15
Month 20
PuraCere
n=26
Control
n=23

Study Design: 49 patients with Stage 2 Breast, Ovarian, or Cervical Cancer. 26 were given PuraCere 2.5mg/TID (7.5mg/day) one week prior to surgery and 15 months post. 23 were not treated/control

1 .Ueno H. Beta-1,3-D-Glucan, its Immune Effect and its Clinical Use. *Jap Jrnl Soc Term Sytm Dis*.2000.6:151-154.

IMMUDYNE

Proprietary Skin Care Product: NAYAD

- NAYAD naturally connects with and activates Langerhans cells
- Activated Langerhans cells heal microscopic wounds, fight against infection, and counteract damage associated with sun exposure, environmental toxins, and the natural aging process
- In clinical studies, use of NAYAD resulted in increased cell renewal, improved firmness, volume, and a reduction of fine lines
- In a 8-week trial, participants had a significant increase in skin firmness and decrease in wrinkles resulting in a younger appearance by 15 years of age
  - From appearance of 44 years of age to 29
- NAYAD is the key in ingredient in the upcoming iNR brand skin care lines

1. Data on file